UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2007
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation)	000-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC (Address of principal executive offices)	20016 (Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report): ________________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 30, 2007, Fannie Mae (formally known as the Federal National Mortgage Association) issued its monthly financial summary release for the month of October 2007. The summary, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
     The information in this item, including Exhibit 99.1 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such document.
Item 8.01. Other Events.
INFORMATION ABOUT CERTAIN DEBT AND MBS ISSUANCES BY FANNIE MAE CAN BE FOUND ON FANNIE MAE’S WEB SITE
      Pursuant to SEC regulations, public companies are required to disclose certain information when they incur a material direct financial obligation or become directly or contingently liable for a material obligation under an off-balance sheet arrangement. The disclosure must be made on a Form 8-K under Item 2.03 or, if the obligation is incurred in connection with certain types of securities offerings, in prospectuses for that offering that are filed with the SEC.
      Fannie Mae’s securities offerings are exempted from SEC registration requirements. As a result, Fannie Mae is not required to and does not file registration statements or prospectuses with the SEC with respect to its securities offerings. To comply with the disclosure requirements of Form 8-K relating to the incurrence of material financial obligations, Fannie Mae will report its incurrence of these types of material obligations either in offering circulars or prospectuses (or supplements thereto) that it will post on its web site or in a Form 8-K, in accordance with a “no-action” letter we have received from the SEC staff. In cases where the information is disclosed in a prospectus or offering circular posted on Fannie Mae’s web site, the document will be posted on Fannie Mae’s web site within the same time period that a prospectus for a non-exempt securities offering would be required to be filed with the SEC.
      The web site address for disclosure about Fannie Mae’s debt securities is www.fanniemae.com/debtsearch. From this address, investors can access the offering circular and related supplements for debt securities offerings under Fannie Mae’s universal debt facility, including pricing supplements for individual issuances of debt securities.
      Disclosure about Fannie Mae’s off-balance sheet obligations pursuant to some of the mortgage-backed securities Fannie Mae issues can be found at www.fanniemae.com/mbsdisclosure. From this address, investors can access information and documents about our mortgage-backed securities, including prospectuses and related prospectus supplements or preliminary data statements for specific issuances.
      Fannie Mae does not intend the Internet addresses in the preceding paragraphs to be active links. Therefore, the information that appears on these web sites is not incorporated into this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.    The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By	/s/ David C. Hisey
David C. Hisey
Senior Vice President and Controller

Date: November 30, 2007

EXHIBIT INDEX
The following exhibit is submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Monthly summary release for October 2007 issued by Fannie Mae on November 30, 2007

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